Exhibit 10

                   WARRANTS TO PURCHASE SHARES
           OF COMMON STOCK OF RIDGEWOOD PROPERTIES, INC.


    This Warrant Certificate certifies that Hugh Jones or registered assigns (the "Holder"), is the owner of 75,000 Warrants (subject to adjustment as provided herein) (the "Warrants"), each of which represents the right to subscribe for and purchase from Ridgewood Properties, Inc., a Delaware corporation (the "Company"), one share of the Common Stock, par value of $.Ol per share, of the Company (the common stock, including any stock into which it may be changed, reclassified or converted, is herein referred to as the "Common Stock") at the purchase price (the "Exercise Price") set forth in Section 1B below and subject to adjustment as provided herein.

     THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. THEY MAY NOT BE TRANSFERRED IN THE ABSENCE OF REGISTRATION OR EXEMPTION THEREFROM UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. IF THE HOLDER PROPOSES TO SELL OR TRANSFER SUCH SECURITIES PURSUANT TO ANY SUCH EXEMPTIONS, THE HOLDER SHALL GIVE NOTICE OF SUCH PROPOSED SALE OR TRANSFER TO THE COMPANY AND, UPON THE REQUEST OF THE COMPANY, SHALL DELIVER TO THE COMPANY, PRIOR TO ANY SUCH SALE OR TRANSFER, AN OPINION OF COUNSEL EXPERIENCED IN SECURITIES ACT MATTERS, WHICH OPINION SHALL BE REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY AND SHALL STATE THAT SUCH EXEMPTIONS ARE AVAILABLE.

The Warrants represented by this Warrant Certificate are subject to the following provisions, terms and conditions:

1.    EXERCISE OF WARRANTS

     A.   Exercise Period.

     The Warrants may be exercised at any time within the period beginning on the date of this Warrant Certificate, and expiring at 5:00 p.m., Atlanta time, on the date five years after the date of this Warrant Certificate (the "Expiration Date").

     B.   Exercise Price.

     The Exercise Price shall be $3.50 per share, subject to adjustment as provided herein.

    C. Manner of Exercise. At any time when the Warrants are subject to exercise as set forth in Section 1A, the Warrants may be exercised by the Holder, in whole or in part (but not as to a fractional share of Common Stock), by surrender of this Warrant Certificate at the principal office of the Company at 2859 Paces Ferry Road, Suite 700, Atlanta, Georgia 30339 (or such other office or agency of the Company as may be designated by notice in writing to the Holder at the address of such Holder appearing on the books of the Company), with the appropriate form attached hereto duly executed, and by payment to the Company by certified check or bank draft of the purchase price for such shares. The Company agrees that the shares of Common Stock so purchased shall be and are deemed to be issued to the Holder as the record owner of such shares of Common Stock as of the close of business on the date on which the Warrant Certificate shall have been surrendered and payment made for such shares of Common Stock. Certificates representing the shares of Common Stock so purchased, together with any cash for fractional shares of Common Stock paid pursuant to Section 2E, shall be delivered to the Holder promptly and in no event later than ten (10) days after the Warrants shall have been so exercised, and, unless the Warrants have expired, a new Warrant Certificate representing the number of Warrants represented by the surrendered Warrant Certificate, if any, that shall not have been exercised shall also be delivered to the Holder within such time.

2.  ADJUSTMENTS

    A. Adjustments. The Exercise Price and the number of shares of Common Stock issuable upon exercise of each Warrant shall be subject to adjustment from time to time as follows:

          (1) Stock Dividends; Stock Splits; Reverse Stock Splits; Reclassifications. In case the Company shall (i) pay a dividend with respect to its capital stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of any class of Common Stock, or (iv) issue any shares of its capital stock to its then holders of capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a merger, consolidation or other business combination in which the Company is the continuing corporation) (any one of which actions is herein referred to as an "Adjustment Event"), the number of shares of Common Stock purchasable upon exercise of each Warrant immediately prior to the record date for such Adjustment Event shall be adjusted so that the Holder shall thereafter be entitled to receive the number of shares of Common Stock or other securities of the Company (such other securities thereafter enjoying the rights of shares of Common Stock under this Warrant Certificate) that such Holder would have owned or have been entitled to receive after the happening of such Adjustment Event, had such Warrant been exercised immediately prior to the happening of such Adjustment Event or any record date with respect thereto. An adjustment made pursuant to this Section 2A(l) shall become effective immediately after the effective date of such Adjustment Event retroactive to the record date, if any, for such Adjustment Event.

          (2) Adjustment of Exercise Price. Whenever the number of shares of Common Stock purchasable upon the exercise of each Warrant is adjusted pursuant to Section 2A(l), the Exercise Price for each share of Common Stock payable upon exercise of each Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of each Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

          (3) Duly to Make Fair Adjustments in Certain Cases. If any event occurs as to which in the opinion of the Board of Directors the other provisions of this Section 2A are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Warrants in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid.

          (4) Adjustment for Asset Distributions. If the Company shall fix a record date for the making of a distribution to all holders of shares of Common Stock of evidence of indebtedness of the Company or other assets (other than ordinary cash dividends not in excess of the retained earnings of the Company determined by the application of generally accepted accounting principles), then the Exercise Price for each share of Common Stock payable upon exercise of each Warrant shall be reduced by the then fair value (as determined in good faith by the Board of Directors) of the indebtedness or other assets distributed in respect of one such share. Such adjustment shall be made whenever any such distribution is made and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution.

     B. Notice of Adjustment. Whenever the number of shares of Common Stock purchasable upon the exercise of each Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly notify each Holder in writing (such writing referred to as an "Adjustment Notice") of such adjustment or adjustments and shall deliver to each Holder a certificate of an officer of the Company setting forth the number of shares of Common Stock purchasable upon the exercise of each Warrant and the Exercise Price after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

    C. Statement on Warrant Certificates. The form of this Warrant Certificate need not be changed because of any change in the Exercise Price or in the number or kind of shares purchasable upon the exercise of a Warrant. However, the Company may at any time in its sole discretion make any change in the form of the Warrant Certificate that it may deem appropriate and that does not affect the substance thereof and any Warrant Certificate thereafter issued, whether in exchange or substitution for any outstanding Warrant Certificate or otherwise, may be in the form so changed.

    D. Notice to Holder of Record Date, Dissolution, Liquidation or Winding Up. During any period in which this Warrant is exercisable hereunder, the Company shall cause to be mailed (by first class mail, postage prepaid) to each Holder at such Holder's address as shown on the books of the Company, notice of the record date for any dividend, distribution or payment, in cash or in kind (including, without limitation, evidence of indebtedness and assets), with respect to shares of Common Stock at least 20 calendar days before any such date. Prior to the Expiration Date, if there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, then the Company shall cause to be mailed (by first class mail, postage prepaid) to the Holder at such Holder's address as shown on the books of the Company, at the earliest practicable time (and, in any event, not less than 20 calendar days before any date set for definitive action), notice of the date on which such dissolution, liquidation or winding up shall take place, as the case may be. The notices referred to above shall also specify the date as of which the holders of the shares of Common Stock of record or other securities underlying the Warrants shall be entitled to receive such dividend, distribution or payment or to exchange their shares for securities, money or the property deliverable upon such dissolution, liquidation or winding up, as the case may be (the "Entitlement Date"). In the case of a distribution of evidence of indebtedness or assets (other than in dissolution, liquidation or winding up) occurring during a period in which this Warrant is exercisable which has the effect of reducing the Exercise Price to zero or less pursuant to Section 2A(4), if a Holder elects to exercise the Warrants in accordance with Section 1 and become a holder of the Common Stock on the Entitlement Date, such Holder shall thereafter receive the evidence of indebtedness or assets distributed in respect of shares of Common Stock. In the case of any dissolution, liquidation or winding up of the Company occurring prior to the Expiration Date, each Holder shall receive on the Entitlement Date the cash or other property, less the Exercise Price for the Warrants then in effect, that such Holder would have been entitled to receive had the Warrants been exercisable and exercised immediately prior to such dissolution, liquidation or winding up (or, if appropriate, record date therefor) and any right of a Holder to exercise the Warrants shall terminate.

     E. Fractional Interest. The Company shall not be required to issue fractional shares of Common Stock on the exercise of the Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full shares of Common Stock which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of whole shares of Common Stock purchasable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section 2E, be issuable on the exercise of the Warrants (or specified proportion thereof, the Company shall pay an amount in cash calculated by it to be equal to the then fair value of one share of Common Stock, as determined by the Board of Directors of the Company in good faith, multiplied by such fraction computed to the nearest whole cent.

3.   RESERVATION AND AUTHORIZATION OF COMMON STOCK

     The Company covenants and agrees (A) that all shares of Common Stock which may be issued upon the exercise of the Warrants represented by this Warrant Certificate will, upon issuance, be validly issued, fully paid and nonassessable and free of all issuance or transfer taxes, liens and charges with respect to the issue thereof, (B) that during the Exercise Period, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the Warrants evidenced by this Warrant Certificate, sufficient shares of Common Stock to provide for the exercise of the Warrants represented by this Warrant Certificate, and (C) that the Company will take all such action as may be necessary to ensure that the shares of Common Stock issuable upon the exercise of the Warrants may be so issued without violation of any applicable law or regulation, or any requirements of any domestic securities exchange upon which any capital stock of the Company may be listed, provided, however, that nothing contained herein shall impose upon the Company any obligation to register the warrants evidenced by this Warrant Certificate or such Common Stock under applicable securities laws. In the event that any securities of the Company other than the Common Stock are issuable upon exercise of the Warrants, the Company will take or refrain from taking any action referred to in clauses (A) through (C) of this Section 3 as though such clauses applied, mutatis mutandis, to such other securities then issuable upon the exercise the Warrants.

4.   NO VOTING RIGHTS

     This Warrant Certificate shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

5.   WARRANTS TRANSFERABLE

     Subject to any restrictions on transfer under applicable securities laws, this Warrant Certificate and the Warrants it evidences are transferable, in whole or in part, without charge to the Holder, at the office or agency of the Company referred to in
Section 1, by the Holder in person or by duly authorized attorney, upon surrender of this Warrant Certificate properly endorsed.
Each taker and Holder of this Warrant Certificate, by taking or holding the same, consents and agrees that this Warrant Certificate, when endorsed in blank, shall be deemed negotiable, and that the Holder, when this Warrant Certificate shall have been so endorsed, may be treated by the Company and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant Certificate, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered holder hereof as the owner for all purposes.

6.  CLOSING OF BOOKS

     The Company will at no time close its transfer books against the transfer of any Warrant or of any shares of Common Stock or other securities issuable upon the exercise of any Warrant in any manner which interferes with the timely exercise of the Warrants.

7.  WARRANTS EXCHANGEABLE, LOSS, THEFT

     This Warrant Certificate is exchangeable, upon the surrender hereof by the Holder at the office or agency of the Company referred to in Section 1, for new Warrant Certificates of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder, each such new Warrant to represent the right to subscribe for and purchase such number of shares of Common Stock as shall be designated by said holder hereof at the time of such surrender. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of any such loss, theft or destruction, upon delivery of a bond or indemnity satisfactory to the Company, or, in the case of any such mutilation, upon surrender or cancellation of this Warrant Certificate, the Company will issue to the holder hereof a new Warrant Certificate of like tenor, in lieu of this Warrant Certificate, representing the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder.

8.   MERGERS, CONSOLIDATIONS, ETC.

    A. If the Company shall merge or consolidate with another corporation, the holder of this Warrant shall thereafter have the right, upon due exercise in accordance with Section 1 hereof and payment of the Exercise Price, to receive solely the kind and amount of shares of stock (including, if applicable, Common Stock), other securities, property or cash or any combination thereof receivable by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such merger or consolidation (assuming, if applicable, that the holder of such Common Stock failed to exercise its rights of election, if any, as to the kind or amount of shares of stock, other securities, property or cash or combination thereof receivable upon such merger or consolidation).

     B. In case of any reclassification or change of the shares of Common stock issuable upon exercise of this Warrant, (other than elimination of par value, a change in par value, or from par value to no par value, or as the result of a subdivision or combination of shares (which is provided for elsewhere herein), but including any reclassification of the shares of Common stock into two or more classes or series of shares), or in case of any merger or consolidation of another corporation into the Company, in which the Company is the surviving corporation and in which there is a reclassification or change of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination (which is provided for elsewhere herein), but including any reclassification of the shares of Common Stock into two or more classes or series of shares), the holder of this Warrant shall thereafter have the right, upon due exercise in accordance with
Section 1 hereof and payment of the Exercise Price, to receive solely the kind and amount of shares of stock (including, if applicable, Common Stock), other securities, property or cash or any combination thereof receivable upon such reclassification, change, merger or consolidation by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such reclassification, change, merger or consolidation (assuming, if applicable, that the holder of such Common Stock failed to exercise its rights of election, if any, as to the kind or amount of shares of stock, other securities, property or cash or combination thereof receivable upon such reclassification, change, merger or consolidation).



Dated: December 16, 1996.

                         Ridgewood Properties, Inc.



                         By:  /s/ N. R. Walden

                         Title:  President

Attest:



/s/ Karen S. Hughes
Secretary







SUBSCRIPTION AGREEMENT

                              Date:  _____________, 19____


TO:  _____________________



     The undersigned, pursuant to the provisions set forth in the attached Warrant Certificate , hereby agrees to subscribe for and purchase _____________ shares of the Common Stock covered by such Warrant Certificate, and tenders payment herewith in full thereof at the price per share provided by such Warrant Certificate.

                         Holder:  ______________________

                         By: __________________________

                              Its: _____________________

                         Address:  _____________________

                                   _____________________

ASSIGNMENT FORM



     FOR VALUE RECEIVED, the undersigned registered holder of the attached Warrant Certificate hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants that are evidenced by the Warrant Certificate that are not being assigned hereby) all of the right of the undersigned under the Warrant Certificate, with respect to the number of Warrants set forth below:


Social Security
                           or other
                           identifying
Names of                   number of         Number of
Assignee(s)    Address     Assignee(s)       Warrants






and does hereby irrevocably constitute and appoint
___________________________________ the undersigned's attorney in fact to make such transfer on the books of _____________________ maintained for the purpose, with full power of substitution in the premises.



Date: _______________, 19____.


                         ______________________(1)


(1) The signature must correspond with the name as written upon the face of the Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a national bank or trust company or by a member of any national securities exchange.